YieldMax® U.S. Stocks Target Double Distribution ETF Trading Symbol: DDDD Listed on NYSE Arca, Inc. Summary Prospectus March 10, 2026 www.yieldmaxetfs.com

Before you invest, you may want to review the YieldMax® U.S. Stocks Target Double Distribution ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated November 26, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.yieldmaxetfs.com. You can also get this information at no cost by calling at (866) 864-3968 or by sending an e-mail request to info@yieldmaxetfs.com.

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and Service (12b-1) Fees	None
Other Expenses(2) (includes interest and brokerage expense)	0.02%
Total Annual Fund Operating Expenses	1.01%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$103	$322

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund has only recently commenced operations, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks income and capital appreciation. The Fund’s strategy involves: (1) investing in shares of Schwab U.S. Dividend Equity ETF (“SCHD”), an exchange-traded fund that seeks to track the performance of the Dow Jones U.S. Dividend 100 Index; and (2) generating options premiums through an options portfolio by selling (writing) options on (i) select underlying securities held by SCHD (or highly correlated securities), and (ii) SCHD itself. Additionally, the Fund will maintain an allocation to cash, money market funds and/or U.S. Treasuries, generally between 0% and 20% of total assets.

Equity Strategy

The Fund invests in shares of SCHD, an exchange-traded fund that seeks to track the performance of the Dow Jones U.S. Dividend 100 Index (the “Index”). The Index is composed of exchange listed high dividend yielding U.S. stocks with a record of consistent dividend payments and strong fundamentals (i.e., strong financial and other characteristics indicative of a company’s value).

The Fund utilizes SCHD as its core holding to gain diversified exposure to high-quality U.S. companies with a focus on dividend sustainability and growth. While the Fund does not directly track the Index, through its investment in SCHD the Fund’s equity exposure is shaped by the Index’s underlying methodology and characteristics.

Options Strategy – Seeking Premiums

Separately, the Fund employs various options strategies focused on generating options premiums. Generally speaking, the Fund sells (writes) options on (i) select underlying securities held by SCHD (or highly correlated securities), and/or (ii) SCHD itself (together, the “Underlying Securities”), receiving premiums from counterparties that pay for the right to buy or sell at a set price. These premiums are an important driver of the Fund’s distributions. The Adviser uses one or more options strategies to seek to generate net premiums (i.e., option premiums received, less option premiums paid). Actual results may vary and are not guaranteed. Receipt of an option premium does not always represent income; depending on the outcome of the overall options transaction.

Premium levels are influenced by market conditions, particularly volatility, and the Adviser may adjust the Fund’s options strategies depending on the outlook for the Underlying Securities. While option selling may provide premium opportunities, it may also limit upside gains or increase downside risk.

The options strategy most frequently utilized by the Fund is called a covered call spread, which is a type of selling credit spread. The Fund uses covered call spreads to earn premium by selling a call option while buying another at a higher strike, with both profit and loss capped. See the prospectus section titled “Additional Information About the Funds” for a list of the options strategies that the Fund may utilize, together with a description of each options strategy.

Double Distribution Target

The Fund seeks to generate options premiums through an actively managed options overlay strategy that targets an annualized distribution level of approximately double the annualized distribution yield of SCHD (the Fund’s targeted distribution level is hereinafter referred to as the “Double Distribution Target”). For example, if SCHD’s annualized distribution yield at the time of the Fund’s distribution is 4%, the Fund aims to make cash distributions equivalent to an annualized distribution rate (or Double Distribution Target) of approximately 8% - with roughly half coming from SCHD’s dividends and the Fund’s short-term cash investments (e.g., U.S Treasuries and money market vehicles) and the other half generated through its options strategy. The Double Distribution Target is not a guarantee, nor does it represent a particular yield or total return. Actual distributions may be higher or lower depending on market conditions and the Fund’s results. Additionally, because the Double Distribution Target is tied to SCHD’s annualized distribution yield, changes in SCHD’s annualized dividend yield will trigger corresponding adjustments to the Fund’s Double Distribution Target.

To the extent the Fund’s returns fall short of the Double Distribution Target, distributions will reduce the Fund’s net asset value (NAV). Although the Double Distribution Target is expressed on an annualized basis, distributions are paid more frequently, and any amount the Fund pays in excess of its earnings will reduce NAV. If the Fund’s NAV declines over time, the dollar amount of future distributions will also decrease. Distributions may include a significant portion classified as return of capital (“ROC”). ROC generally represents a return of a shareholder’s invested capital rather than traditional income such as dividends or interest. See the prospectus section titled “Additional Information About the Funds” for more information about option premiums and ROC.

The Fund seeks to pay distributions on at least a quarterly basis, but there is no assurance the Fund will achieve a distribution level consistent with the Double Distribution Target on an annualized basis.

Cash and Treasuries

The Fund will hold cash or short-term U.S. Treasury securities, as well as money market vehicles. These securities serve a dual purpose: providing collateral for the Options Strategies and contributing to the Fund’s income generation.

Fund Attributes

The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s investment strategy is expected to result in high portfolio turnover on an annual basis.

Under normal circumstances, the Fund will invest at least 80% of the value of its assets, plus borrowings for investment purposes, in securities and/or instruments that provide exposure to stocks of U.S. companies, which may include direct investments in the stocks of those companies. For the purposes of this policy, U.S. companies are companies domiciled in the United States or whose primary listing is on a U.S. securities exchange.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment. There is no guarantee that the Fund will achieve the Double Distribution Target with respect to a particular distribution or over any particular period of time. The Fund’s exposure to SCHD may significantly affect overall Fund performance. If the value of SCHD declines, losses may fully offset, or even exceed, any income generated, leading to negative returns. The pursuit of income does not protect the Fund from losses tied to adverse movements in SCHD. To the extent the Fund’s performance is less than the Double Distribution Target, the Fund’s NAV will decrease due to the payment of distributions in furtherance of the Double Distribution Target. To the extent the Fund’s NAV falls over time, the total amount of each subsequent cash distribution would become smaller.

SCHD

SCHD’s investment objective is to track the performance, before fees and expenses, of the Dow Jones U.S. Dividend 100 Index. SCHD is a passively-managed ETF that, under normal circumstances, invests at least 90% of its net assets (plus any borrowings for investment purposes) in the equity securities included in the Index. The Dow Jones U.S. Dividend 100 Index is designed to measure the performance of high dividend yielding U.S. stocks with a record of consistently paying dividends and demonstrating fundamental strength relative to their peers, based on key financial ratios.

The Index is a subset of the Dow Jones U.S. Broad Market Index and includes 100 components selected based on a multi-factor screening methodology. Eligible stocks must have paid dividends for at least 10 consecutive years, have a minimum float-adjusted market capitalization of $500 million, and meet liquidity requirements. From this universe, stocks are selected using four fundamental criteria: cash flow to total debt, return on equity, dividend yield, and 5-year dividend growth rate. The Index excludes real estate investment trusts (REITs), master limited partnerships, preferred stocks, and convertible securities.

The Index is weighted using a modified market capitalization approach. No individual security can constitute more than 4% of the Index, and no sector, as defined by the Index provider, may exceed 25% of the Index weight at the time of construction, reconstitution, or rebalance. The Index is reviewed annually and rebalanced quarterly.

SCHD generally seeks to replicate the performance of the Index by holding securities in the same proportions as the Index. However, the investment adviser may adjust weights for practical reasons such as avoiding odd-lot trades, addressing tax or liquidity considerations, or anticipating changes in Index composition. The fund may sell securities that are expected to be removed from the Index or buy securities in advance of their anticipated inclusion.

Under normal circumstances, SCHD may invest up to 10% of its net assets in securities not included in the Index. These may include securities expected to enter the Index, securities reflecting corporate actions, other investment companies, or derivatives—principally futures contracts. Derivatives may be used to manage cash positions and help minimize tracking error. The fund may also invest in cash and cash equivalents, including money market funds, and may engage in securities lending.

SCHD will concentrate its investments (i.e., hold more than 25% of total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated.

The information in this prospectus regarding SCHD comes from its filings with the SEC. You are urged to refer to the SEC filings made by SCHD and to other publicly available information (e.g., the ETF’s annual reports) to obtain an understanding of the ETF’s business and financial prospects. The description of SCHD’s principal investment strategies contained herein was taken directly from SCHD’s prospectus, dated February 28, 2025. You can find SCHD’s prospectus and other information about the ETF, including the most recent reports to shareholders, online by reference to the Investment Company Act File No. 811-22311 through the SEC’s website at www.sec.gov.

This document relates only to the securities offered hereby and does not relate to the shares of SCHD or other securities of SCHD. The Fund has derived all disclosures contained in this document regarding SCHD from the publicly available documents. None of the Fund, the Trust, the Adviser or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to SCHD. None of the Fund, the Trust, the Adviser or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding SCHD is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SCHD (and therefore the price of SCHD at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning SCHD could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser or their respective affiliates makes any representation to you as to the performance of SCHD.

NONE OF THE FUND, TIDAL TRUST II, OR TIDAL INVESTMENTS LLC IS AFFILIATED, CONNECTED, OR ASSOCIATED WITH SCHWAB STRATEGIC TRUST, SCHD, OR CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. THE FUND WAS NOT DEVELOPED OR CREATED BY, AND IS NOT SPONSORED, ENDORSED, OR APPROVED BY, SCHWAB STRATEGIC TRUST, SCHD, OR CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Moreover, none of Schwab Strategic Trust, SCHD, or Charles Schwab Investment Management, Inc., has participated in the development of the Fund’s investment strategy. None of Schwab Strategic Trust, SCHD, or Charles Schwab Investment Management, Inc., selects or approves the Fund’s portfolio holdings, nor do they participate in the construction, design, or implementation of the Fund. None of Schwab Strategic Trust, SCHD, or Charles Schwab Investment Management, Inc., provides any assurances, guarantees, or representations regarding the Fund or its performance. Nothing herein shall be construed as an offer of any security by Schwab Strategic Trust, SCHD, or Charles Schwab Investment Management, Inc.

YieldMax® and YieldMax® U.S. Stocks Target Double Distribution ETF are the exclusive trademarks of Tidal Investments LLC, ZEGA Financial, LLC, Lucania Investments LLC, and Level ETF Ventures LLC. The Fund, the Trust, and the Adviser do not claim any ownership interest in any trademarks owned by Schwab Strategic Trust, SCHD, Charles Schwab Investment Management, Inc., or their affiliates. All rights in the trademarks are reserved by their respective owners.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

SCHD Risk. The Fund invests in SCHD, which subjects the Fund to risks associated with the types of instruments in which SCHD invests, even though the Fund does not directly hold those investments. The value of SCHD will fluctuate over time based on the performance of the securities included in the Index, which may be affected by factors such as changes in general economic conditions, interest rates, company fundamentals, and market sentiment regarding dividend-paying stocks. Brokerage, tax, and other expenses incurred by SCHD may negatively impact its performance and, in turn, the value of the Fund’s shares. Since SCHD is an ETF, it is also subject to the same structural risks as the Fund, including risks related to ETF trading, tracking error, and liquidity. By virtue of the Fund’s investment in SCHD, the Fund may also be subject to the following risks:

●	Market Risk. The value of SCHD’s investments may decline due to broad market fluctuations, which can occur rapidly and unpredictably. These fluctuations may result from economic, political, regulatory, or geopolitical events, including wars, terrorism, natural disasters, and pandemics. As a result, investors in SCHD may experience losses over both short and long periods.

●	Equity Risk. Equity securities are subject to daily price volatility due to factors affecting individual issuers, industries, or the overall equity market. Equity markets also tend to experience cycles, which may lead to sustained declines in share prices.

●	Investment Style Risk. SCHD primarily invests in dividend-paying stocks, and as such, its performance may lag the broader market or funds that do not focus on dividend strategies, particularly during periods when dividend-paying stocks underperform. A reduction or suspension of dividends by portfolio companies may also impact SCHD’s income and performance.

●	Index Strategy Risk. As a passively managed index fund, SCHD seeks to replicate the performance of its underlying index and does not take defensive positions during market declines. SCHD may underperform the index due to fund expenses, tracking error, or operational issues such as index errors or rebalancing delays, which could result in investment losses.

●	Market Capitalization Risks. The performance of securities can vary by market capitalization. SCHD’s returns may be affected if a particular market capitalization segment underperforms others.

○	Large-Cap Company Risk. Securities of large-cap companies may be less responsive to market opportunities and may not achieve the same growth potential as smaller or mid-sized companies.

○	Mid-Cap Company Risk. Mid-sized companies may be more susceptible to economic downturns or competitive pressures and may experience greater volatility in their stock prices than larger firms.

○	Small-Cap Company Risk. Investments in small-cap companies may be more volatile and less liquid than those in larger companies, and their performance may be more sensitive to changes in market conditions.

●	Tracking Error and Correlation Risk. SCHD may not perfectly replicate the performance of its underlying index. Differences in holdings, operational constraints, and other factors may result in significant tracking error, leading to underperformance relative to the index.

●	Derivatives Risk. The use of derivatives, such as futures, may involve risks distinct from traditional securities investments, including potential for increased volatility, leverage, and losses in excess of the initial investment.

●	Liquidity Risk. Certain securities held by SCHD may be difficult to sell quickly or at favorable prices, especially during periods of market stress, potentially leading to losses or disruptions in portfolio management.

●	Securities Lending Risk. Engaging in securities lending exposes SCHD to the risk that the borrower may fail to return loaned securities, causing delays or losses in recovery.

●	Concentration Risk. If SCHD or its index becomes concentrated in a particular sector, industry, or group of issuers, SCHD’s performance may be more vulnerable to adverse developments affecting those areas, resulting in increased volatility.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, to the extent the Fund maintains indirect exposure to the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Options Strategy Risk. There may be times when the Fund’s options strategy consists solely of options written on select securities held by SCHD (or highly correlated securities) (i.e., there are no written options on SCHD itself). During such periods, the Fund may experience significant losses should the value of SCHD decrease while at the same time some or all of the securities upon which the options are written appreciate past their strike prices. In such a scenario, the Fund will incur losses from both its long position in SCHD as well as the written options on those securities that appreciate past their strike prices.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Distribution Risk. As part of the Fund’s investment objective to provide current income, the Fund seeks to provide income distributions on a quarterly or more frequent basis. There is no assurance that the Fund will make a distribution in any given quarter. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Equity Market Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short and extended periods of time. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.yieldmaxetfs.com.

Management

Investment Adviser: Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spread can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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